Exhibit 10.1.4

[On Aquila, Inc. Letterhead]

                August 31, 2007
Steven Helmers, Esq.	Mark English, Esq.
Black Hills Corporation	Great Plains Energy Incorporated
625 Ninth Street	1201 Walnut
Rapid City, SD 57709	Kansas City, MO 64106

Re:
Partnership Interests Purchase Agreement and Asset Purchase Agreement (collectively, the "Agreements") by and among Aquila, Inc. ("Aquila"), Black Hills Corporation ("Black Hills"), Great Plains Energy Incorporated ("Great Plains") and Gregory Acquisition Corp. ("Gregory")

Dear Steve and Mark:

Under the terms of the Agreements, as modified by that certain letter dated as of June 29, 2007, Black Hills and Great Plains are to attach schedules setting forth Retained Agreements and Shared Agreements prior to September 1, 2007. We recognize that this deadline may be implausible and therefore propose extending the date set forth under section 2.2(1) and 8.5(d) of the Agreements to October 1, 2007. Of course we will work to assist you in the identification process.

If you are in agreement, please sign below on the attached signature page where indicated and return a copy of this letter to me by fax or e-mail.

Very truly yours,

AQUILA, INC.

By: /s/ Christopher M. Reitz

Name: Christopher M. Reitz
Title: General Counse

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Signature Page to August 31, 2007 Letter Agreement

ACKNOWLEDGED, CONSENTED TO, AND ACCEPTED BY:

BLACK HILLS CORPORATION

By:           /s/ Steven J. Helmers

Name:      Steven J. Helmers
Title:        General Counsel

GREAT PLAINS ENERGY INCORPORATED

By:           /s/ Terry Bassham

Name:     Terry Bassham
Title: Executive Vice President – Finance and Strategic Development and CFO

GREGORY ACQUISITION CORP.

By:           /s/ Mark G. English

Name:     Mark G. English
Title:       Secretary and Treasurer

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